UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2016

Golden Matrix Group, Inc.
(Exact name of Company as specified in its charter)

Nevada	000-54840	46-1814729
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4264 Lady Burton Street, Las Vegas, NV 89129
(Address of principal executive offices)

Phone: (432) 242-1325
(Company's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4.  Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Company's Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firm

On June 9, 2016, Golden Matrix Group, Inc. ("GMGI") dismissed its independent registered public accounting firm, Scrudato & Co., PA. and pursuant to his resignation. Scrudato reviewed our Form 10-Q Quarterly Report filed on December 9, 2015 for the period ending October 31, 2015, and no adverse opinion or disclaimer of opinion exists, and no reports were qualified or modified as to uncertainty, audit scope or accounting principle.

During the quarter ended October 31, 2015, and through the fiscal year ended January 31, 2016, up to the date of dismissal of Scrudato & Co., PA, (a) there were no disagreements with Scrudato & Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Scrudato & Co., would have caused them to make reference to the subject matter of the disagreements in its reports on the financial statements for such year and (b) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided a copy of the above disclosures to Scrudato & Co. and requested them to provide us a letter addressed to the U.S. Securities and Exchange Commission stating whether or not Scrudato & Co. agrees with the above disclosures. A copy of Scrudato & Co.'s response letter is attached hereto as Exhibit 16.1.

(b) New Independent Registered Public Accounting Firm

On June 9, 2016, our board of directors approved the engagement of BF Borgers, CPA PC ("Borgers"), as the Company's new independent registered public accounting firm.  During the fiscal year ended January 31, 2015, and the preceding interim period prior to the engagement of Borgers, the Company has not consulted Borgers regarding (i) the application of accounting principles to any specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided and none was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a "disagreement" or "reportable event" (within the meaning of Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K, respectively).

The Company's engagement of BF Borgers, CPA PC as the Company's independent registered public accounting firm for the fiscal year ending January 31, 2016 became effective June 8, 2016 upon execution of the engagement letter on such date.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter of Scrudato & Co., PA, dated June 10, 2016, addressed to the United States Securities and Exchange Commission

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN MATRIX GROUP, INC.

Date: June 15, 2016	By:	/s/ Anthony Goodman
Anthony Goodman, President